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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 28, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

             TEXAS                    1-31447                  74-0694415
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                      Identification No.)


              1111 LOUISIANA
              HOUSTON, TEXAS                           77002
 (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits.

            The following exhibits are filed herewith:

            99.1 CenterPoint Energy, Inc. Slide Presentation


ITEM 9. REGULATION FD DISCLOSURE.

      A copy of the slide presentation that CenterPoint Energy, Inc. ("CenterPoint Energy") is presenting to various members of the utility industry and the financial and investment community at the 38th Annual Edison Electric Institute Financial Conference is attached to this report as Exhibit 99.1. A copy of the slide presentation will also be available on CenterPoint Energy's website, www.centerpointenergy.com.

      The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by CenterPoint Energy that the information the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy or any of its affiliates.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CENTERPOINT ENERGY, INC .



Date: October 28, 2003               By:   /s/ James S. Brian
                                         ---------------------------------------
                                            James S. Brian
                                            Senior Vice President and
                                            Chief Accounting Officer


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                                  EXHIBIT INDEX

    Exhibit
     Number                  Exhibit Description
     ------                  -------------------
      99.1  CenterPoint Energy, Inc. slide presentation at the Edison Electric
            Institute 38th Annual Financial Conference